UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 10, 2017

_____________________________________________________________________

KNIGHT TRANSPORTATION, INC.

(Exact name of registrant as specified in its charter)

Arizona	001-32396	86-0649974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20002 North 19th Avenue, Phoenix, AZ	85027
(Address of principal executive offices)	(Zip Code)

(602) 269-2000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 9, 2017, Knight Transportation, Inc. (“Knight”) entered into an Agreement and Plan of Merger (the “Merger Agreement) with Swift Transportation Company, a Delaware corporation (“Swift”), and Bishop Merger Sub, Inc., an Arizona corporation and direct wholly owned subsidiary of Swift.

On April 10, 2017, Knight and Swift issued a joint press release announcing, among other things, the entry into the Merger Agreement. The text of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. In addition, a conference call and webcast was held on April 10, 2017 regarding the proposed transaction during which the speakers discussed the presentation that is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

99.1	Joint Press Release, dated April 10, 2017.

99.2	Investor Presentation, dated April 10, 2017.

Additional Information and Where You Can Find It

In connection with the proposed transaction, Knight and Swift will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Knight and Swift and that also will constitute a prospectus for the shares being issued to the Knight shareholders in the proposed transaction. Knight and Swift also may file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document which Knight or Swift may file with the SEC. INVESTORS AND SECURITY HOLDERS OF KNIGHT AND SWIFT ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Knight and Swift through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of Knight or Swift at the following:

Knight Transportation, Inc.

2002 North 19th Avenue

Phoenix, AZ 85027

Attention: Investor Relations

+1 (602) 606-6315

Swift Transportation Company

2200 South 75th Avenue

Phoenix, AZ 85043

Attention: Investor Relations

+1 (602) 269-9700

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This document is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This document is not a substitute for the prospectus or any other document that Swift may file with the SEC in connection with the proposed transaction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended

Participants in the Solicitation

Knight, Swift, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Knight's directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Knight’s Form 10-K for the year ended December 31, 2016 and its annual meeting proxy statement filed on March 31, 2017, which are on file with the SEC. Information regarding Swift’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Swift’s Form 10-K for the year ended December 31, 2016 and its annual meeting proxy statement filed on April 22, 2016, which are filed with the SEC. A more complete description will be available in the registration statement on Form S-4 and the joint proxy statement/prospectus.

Cautionary Statement Regarding Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate such transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s operations and other conditions to the completion of the merger, (ii) the ability of Knight and Swift to operate the business successfully and to achieve anticipated synergies, (iii) potential litigation relating to the proposed transaction that could be instituted against Knight, Swift or their respective directors, (iv) the risk that disruptions from the proposed transaction will harm Knight's or Swift's business, including current plans and operations, (v) the ability of Knight and Swift to retain and hire key personnel, (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger, (vii) uncertainty as to the long-term value of the combined company's common stock, (viii) continued availability of capital and financing and rating agency actions, (ix) legislative, regulatory and economic developments, and (x) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed merger. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Knight-Swift financial condition, results of operations, credit rating or liquidity. Neither Knight nor Swift assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, and any such obligation is specifically disclaimed, except as otherwise required by securities and other applicable laws.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT TRANSPORTATION, INC.

Date: April 10, 2017	By:	/s/ Adam W. Miller
Adam W. Miller
Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Joint Press Release, dated April 10, 2017.

99.2	Investor Presentation, dated April 10, 2017.

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